UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Emerging Markets Debt Opportunities Fund

Annual Report

July 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2016

Eaton Vance

Emerging Markets Debt Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	30

Federal Tax Information	31

Board of Trustees’ Contract Approval	32

Management and Organization	35

Important Notices	38

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Debt markets in emerging countries posted broad gains for the 12-month period ended July 31, 2016. The positive performance was concentrated in the second half of the period, when central bank actions and a rebound in commodity prices revived risk appetites.

In the first half of the period, several factors pressured emerging-market debt, including slowing economic growth in China, plunging oil prices and anticipation of an interest-rate hike from the U.S. Federal Reserve (the Fed) — a move the Fed ultimately made in mid-December 2015. Against this backdrop, investors pulled capital out of emerging countries, pushing currencies lower and bond yields higher in many markets. Adding to the challenging environment, economic and political turmoil in Brazil and South Africa led to downgrades in both nations’ credit ratings.

Emerging-market debt began to rally in mid-February 2016 and continued to perform well for the remainder of the 12-month period. Central banks in Japan, Europe and China eased monetary policy in efforts to stimulate their economies, while the Fed delayed a second interest-rate hike. Global oil prices topped $50 a barrel for the first time in seven months, with prices of metals and a number of agricultural commodities also advancing.

The United Kingdom’s June 23 vote to leave the European Union (the so-called “Brexit”) triggered a sharp sell-off in global financial markets, but the volatility quickly subsided. In the final weeks of the period, emerging-market debt resumed its upward climb, as expectations for continued low bond yields in developed markets fueled demand for higher-yielding instruments.

Fund Performance

For the 12-month period ended July 31, 2016, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) had a total return of 5.18% for Class A shares at net asset value (NAV), slightly underperforming its primary benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified2 (the Primary Benchmark), which returned 5.30% for the same period. The modest underperformance was largely due to below-benchmark exposure to bonds issued by commodity-oriented countries, which rallied strongly in the second half of the period.

The Fund underperformed the 7.32% return of its blended secondary benchmark consisting of 50% JPMorgan Government Bond Index: Emerging Market

(JPM GBI-EM) Global Diversified, 25% JPMorgan Emerging Market Bond Index (EMBI) Global Diversified and 25% JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (the Blended Benchmark). The Blended Benchmark is more representative of the Fund’s investment strategy and holdings than its Primary Benchmark.

Positioning in Asia and Sub-Saharan Africa drove the Fund’s underperformance relative to the Blended Benchmark. Results in Asia were negatively affected by below-benchmark exposure to Indonesia, specifically the Fund’s underweights in local sovereign debt and in U.S. dollar (USD)-denominated sovereign and corporate debt. Indonesian assets benefited from government stimulus measures during the period, including reductions in bank reserve requirements and a rebound in the price of tin, a key export. The Fund’s underweight in USD-denominated Chinese sovereign and corporate bonds also detracted from performance relative to the Blended Benchmark. In Sub-Saharan Africa, an overweight in local and USD-denominated Zambian sovereign debt hurt relative Fund performance, as Zambia experienced relatively weak economic growth and surging inflation during the period.

The Middle East North Africa region did not have a material impact on Fund performance versus the Blended Benchmark, while relative results in Latin America were slightly positive. The Fund’s overweight in USD-denominated Argentine sovereign debt was advantageous amid strong demand for the country’s first global bond offering since 2001. Above-benchmark exposure to the USD-denominated securities of oil producers, Venezuela and Ecuador, also proved beneficial. However, the Fund’s underweight in bonds issued by commodity-rich Brazil and Colombia detracted from relative performance.

The Central and Eastern Europe region made a significant contribution to the Fund’s performance relative to the Blended Benchmark. An out-of-benchmark position in local Serbian sovereign debt was particularly helpful, as economic growth in Serbia accelerated during the period and the government pledged to make structural reforms, such as closing unprofitable state-owned businesses. Out-of-benchmark exposure to euro-denominated Albanian sovereign debt also aided relative Fund performance. Albania’s economy appeared on track to grow at a healthy pace in 2016, boosted by infrastructure investments and a recovery in household consumption.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/03/2015	02/04/2013	5.18%	—	0.82%
Class A with 4.75% Maximum Sales Charge	—	—	0.20	—	–0.58
Class I at NAV	09/03/2015	02/04/2013	5.67	—	0.95
Class R6 at NAV	02/04/2013	02/04/2013	5.37	—	0.87
JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified	—	—	5.30%	–2.38%	–5.24%
Blended Index	—	—	7.32	1.77	–0.39

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			1.58%	1.33%	1.28%
Net			1.15	0.90	0.85

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/04/2013	$258,400	N.A.
Class R6	$1,000,000	02/04/2013	$1,030,609	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Fund Profile

Asset Allocation (% of net assets)5

Foreign Currency Exposure (% of net assets)6

Serbia	8.6%

Dominican Republic	7.5

Mexico	6.5

Sri Lanka	6.1

Indonesia	5.7

Russia	4.8

Georgia	4.7

Brazil	4.0

India	3.6

Albania	1.1

Other	2.3	*

Euro	–7.9

Total Long	55.0

Total Short	–8.0

Total Net	47.0

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. JPMorgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. The blended index consists of 50% JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified, 25% JPMorgan Emerging Market Bond Index (EMBI) Global Diversified and 25% JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 11/30/16. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 – July 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period* (2/1/16 – 7/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,117.70	$6.06	**	1.15%
Class I	$1,000.00	$1,121.40	$4.75	**	0.90%
Class R6	$1,000.00	$1,120.50	$4.48	**	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.77	**	1.15%
Class I	$1,000.00	$1,020.40	$4.52	**	0.90%
Class R6	$1,000.00	$1,020.60	$4.27	**	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2016.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments

Foreign Government Bonds — 82.6%

Security		Principal Amount (000’s omitted)	Value

Albania — 2.4%
Albania Government Bond, 8.90%, 7/24/25	ALL	52,000	$547,847
Albania Government Bond, 8.93%, 4/23/25	ALL	10,200	107,621
Republic of Albania, 5.75%, 11/12/20(1)	EUR	730	871,414

Total Albania			$1,526,882

Angola — 0.4%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	291	$284,694

Total Angola			$284,694

Argentina — 6.2%
City of Buenos Aires, 7.50%, 6/1/27(1)	USD	807	$841,298
Republic of Argentina, 0.75%, 2/22/17	USD	698	678,700
Republic of Argentina, 0.75%, 6/9/17	USD	711	683,072
Republic of Argentina, 0.75%, 9/21/17	USD	671	635,772
Republic of Argentina, 1.75%, 10/28/16	USD	393	389,278
Republic of Argentina, 2.40%, 3/18/18	USD	806	758,230

Total Argentina			$3,986,350

Armenia — 0.3%
Republic of Armenia, 7.15%, 3/26/25(1)	USD	200	$211,932

Total Armenia			$211,932

Bangladesh — 0.7%
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	34,600	$471,313

Total Bangladesh			$471,313

Barbados — 1.4%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	617	$515,195
Barbados Government International Bond, 6.625%, 12/5/35(2)	USD	493	411,655

Total Barbados			$926,850

Belarus — 0.8%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	462	$485,839

Total Belarus			$485,839

Bosnia and Herzegovina — 0.6%
Republic of Srpska, 1.50%, 10/30/23	BAM	389	$187,984
Republic of Srpska, 1.50%, 6/9/25	BAM	88	41,186

Security		Principal Amount (000’s omitted)	Value

Bosnia and Herzegovina (continued)
Republic of Srpska, 1.50%, 9/25/26	BAM	421	$190,441

Total Bosnia and Herzegovina			$419,611

Dominican Republic — 7.5%
Dominican Republic International Bond, 10.40%, 5/10/19(1)	DOP	140,600	$3,115,327
Dominican Republic International Bond, 13.50%, 8/4/17(1)	DOP	100	2,259
Dominican Republic International Bond, 15.00%, 4/5/19(1)	DOP	69,600	1,710,007
Dominican Republic International Bond, 16.00%, 2/10/17(1)	DOP	500	11,230

Total Dominican Republic			$4,838,823

Ecuador — 4.0%
Republic of Ecuador, 7.95%, 6/20/24(2)	USD	1,020	$889,950
Republic of Ecuador, 10.50%, 3/24/20(2)	USD	1,335	1,343,677
Republic of Ecuador, 10.75%, 3/28/22(1)	USD	320	321,826

Total Ecuador			$2,555,453

El Salvador — 1.7%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	32	$32,000
Republic of El Salvador, 6.375%, 1/18/27(1)(3)	USD	394	401,880
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	109	113,905
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	61	67,710
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	461	511,710

Total El Salvador			$1,127,205

Ethiopia — 0.4%
Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24(1)	USD	270	$258,093

Total Ethiopia			$258,093

Fiji — 1.8%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	1,178	$1,167,869

Total Fiji			$1,167,869

Georgia — 4.0%
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	257	$109,643
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	966	399,816
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	15	6,565
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	1,366	636,140

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Georgia (continued)
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	1,270	$585,464
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	1,689	848,990

Total Georgia			$2,586,618

Indonesia — 5.7%
Indonesia Government Bond, 8.75%, 5/15/31	IDR	41,994,000	$3,659,840

Total Indonesia			$3,659,840

Iraq — 2.1%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	1,812	$1,365,795

Total Iraq			$1,365,795

Kenya — 1.1%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	5,900	$53,244
Kenya Treasury Bond, 11.855%, 5/22/17	KES	6,450	64,410
Republic of Kenya, 6.875%, 6/24/24(1)	USD	649	618,432

Total Kenya			$736,086

Macedonia — 2.3%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	239	$259,218
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	341	385,527
Republic of Macedonia, 4.875%, 12/1/20(2)	EUR	730	825,322

Total Macedonia			$1,470,067

Mongolia — 0.8%
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	560	$508,443

Total Mongolia			$508,443

Philippines — 2.9%
Republic of the Philippines, 6.25%, 1/14/36	PHP	77,000	$1,883,713

Total Philippines			$1,883,713

Russia — 9.2%
Russia Government Bond, 6.40%, 5/27/20	RUB	126,348	$1,787,712
Russia Government Bond, 8.15%, 2/3/27	RUB	102,242	1,538,123
Russia Government Bond, 8.50%, 9/17/31	RUB	169,895	2,591,554

Total Russia			$5,917,389

Rwanda — 2.3%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	1,466	$1,456,647

Total Rwanda			$1,456,647

Security		Principal Amount (000’s omitted)	Value

Serbia — 8.8%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	186,960	$1,690,106
Serbia Treasury Bond, 10.00%, 3/20/21	RSD	184,850	1,999,156
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	178,340	1,954,362

Total Serbia			$5,643,624

Sri Lanka — 8.8%
Republic of Sri Lanka, 6.125%, 6/3/25(1)	USD	1,697	$1,721,240
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	57,000	365,301
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	61,020	382,425
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	116,760	707,272
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	59,000	395,056
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	17,000	112,454
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	53,970	339,188
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	50,000	328,803
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	205,420	1,304,385

Total Sri Lanka			$5,656,124

Tanzania — 4.1%
United Republic of Tanzania, 6.892%, 3/9/20(1)(4)	USD	2,581	$2,665,230

Total Tanzania			$2,665,230

Zambia — 2.3%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	1,291	$1,029,792
Zambia Government Bond, 11.00%, 9/1/19	ZMW	6,600	449,658

Total Zambia			$1,479,450

Total Foreign Government Bonds (identified cost $51,784,420)			$53,289,940

Foreign Corporate Bonds — 3.2%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.3%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(4)	USD	200	$200,400

Total Azerbaijan			$200,400

Brazil — 0.6%
Petrobras Global Finance BV, 6.25%, 3/17/24	USD	396	$372,240

Total Brazil			$372,240

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.8%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	640	$276,430
Georgian Oil and Gas Corp. JSC, 6.75%, 4/26/21(1)	USD	200	208,500

Total Georgia			$484,930

Mexico — 0.1%
Petroleos Mexicanos, 7.19%, 9/12/24(2)	MXN	1,420	$69,123
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	420	21,807

Total Mexico			$90,930

Mongolia — 1.3%
Development Bank of Mongolia, LLC, 5.75%, 3/21/17(1)	USD	834	$840,255

Total Mongolia			$840,255

South Korea — 0.1%
Export-Import Bank of Korea, 0.50%, 1/25/17	TRY	220	$70,235

Total South Korea			$70,235

Total Foreign Corporate Bonds (identified cost $2,115,926)			$2,058,990

Sovereign Loans — 2.9%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.3%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.61%, Maturing August 1, 2021(5)(6)(7)	USD	200	$192,592

Total Ethiopia			$192,592

Kenya — 0.4%
Government of Kenya, Term Loan, 6.14%, Maturing October 28, 2017(5)	USD	260	$259,350

Total Kenya			$259,350

Macedonia — 1.7%
Republic of Macedonia, Term Loan, 2.70%, Maturing December 10, 2022(6)(8)(9)	EUR	1,000	$1,121,295

Total Macedonia			$1,121,295

Borrower		Principal Amount (000’s omitted)	Value

Suriname — 0.5%
Republic of Suriname, Term Loan, 8.57%, Maturing September 30, 2017(6)(7)	USD	300	$302,038

Total Suriname			$302,038

Total Sovereign Loans (identified cost $1,817,787)			$1,875,275

Short-Term Investments — 6.7%

Foreign Government Securities — 0.3%

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.2%
Georgia Treasury Bill, 0.00%, 6/1/17	GEL	22	$8,808
Georgia Treasury Bill, 0.00%, 7/13/17	GEL	380	150,909

Total Georgia			$159,717

Lebanon — 0.1%
Lebanon Treasury Note, 6.50%, 8/4/16	LBP	48,110	$31,926

Total Lebanon			$31,926

Total Foreign Government Securities (identified cost $193,036)			$191,643

U.S. Treasury Obligations — 1.6%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 9/22/16(10)		$1,000	$999,677

Total U.S. Treasury Obligations (identified cost $999,368)			$999,677

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments — continued

Other — 4.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.56%(11)	$3,094	$3,093,838

Total Other (identified cost $3,093,838)		$3,093,838

Total Short-Term Investments (identified cost $4,286,242)		$4,285,158

Total Investments — 95.4% (identified cost $60,004,375)		$61,509,363

Less Unfunded Loan Commitments — (1.6)%		$(994,000)

Net Investments — 93.8% (identified cost $59,010,375)		$60,515,363

Other Assets, Less Liabilities — 6.2%		$3,969,863

Net Assets — 100.0%		$64,485,226

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the

United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2016, the aggregate value of these securities is $22,183,667 or 34.4% of the Fund’s net assets.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2016, the aggregate value of these securities is $3,539,727 or 5.5% of the Fund’s net assets.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2016.

(5)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents the rate in effect at July 31, 2016.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(9)	Variable interest rate that updates semiannually based on changes to the Euro Interbank Offered Rate (Euribor). The stated interest rate represents a weighted average rate at July 31, 2016.

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

BRL	3,250,000	USD	900,771	BNP Paribas	8/2/16	$101,573	$—
BRL	7,708,000	USD	2,379,747	BNP Paribas	8/2/16	—	(2,496)
BRL	4,458,000	USD	1,362,886	Standard Chartered Bank	8/2/16	12,022	—
USD	1,003,396	BRL	3,250,000	BNP Paribas	8/2/16	1,052	—
USD	2,351,290	BRL	7,708,000	BNP Paribas	8/2/16	—	(25,961)
USD	1,376,351	BRL	4,458,000	Standard Chartered Bank	8/2/16	1,443	—
INR	114,148,000	USD	1,691,422	BNP Paribas	8/9/16	12,489	—
INR	39,230,000	USD	581,353	Standard Chartered Bank	8/9/16	4,241	—
IDR	1,216,723,000	USD	89,574	Goldman Sachs International	8/11/16	3,213	—
USD	88,239	IDR	1,216,723,000	Deutsche Bank AG	8/11/16	—	(4,548)
RUB	29,103,000	USD	448,913	BNP Paribas	8/12/16	—	(9,022)
USD	1,462,936	RUB	97,768,000	BNP Paribas	8/12/16	—	(14,822)
USD	604,579	RUB	40,313,350	Deutsche Bank AG	8/12/16	—	(4,755)
USD	296,337	RUB	19,963,068	Deutsche Bank AG	8/12/16	—	(5,403)
USD	268,314	RUB	18,313,106	Deutsche Bank AG	8/12/16	—	(8,488)
USD	843,427	RUB	57,319,314	Deutsche Bank AG	8/12/16	—	(22,951)
IDR	4,001,635,000	USD	296,505	BNP Paribas	8/16/16	8,472	—
IDR	3,849,999,000	USD	285,206	Standard Chartered Bank	8/16/16	8,215	—

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	220,840	IDR	3,025,510,000	Goldman Sachs International	8/16/16	$—	$(9,744)
USD	130,480	IDR	1,800,619,000	Standard Chartered Bank	8/16/16	—	(6,751)
USD	220,920	IDR	3,025,505,000	Standard Chartered Bank	8/16/16	—	(9,663)
USD	836,922	EUR	744,844	Deutsche Bank AG	8/17/16	3,714	—
MXN	5,284,773	USD	277,137	BNP Paribas	8/19/16	4,215	—
MXN	13,979,219	USD	754,764	Deutsche Bank AG	8/19/16	—	(10,536)
EUR	217,966	RSD	26,934,000	Deutsche Bank AG	8/22/16	73	—
RSD	17,529,454	EUR	141,549	Deutsche Bank AG	8/22/16	298	—
RSD	1,410,000	EUR	11,399	Deutsche Bank AG	8/22/16	9	—
RSD	1,337,546	EUR	10,819	Deutsche Bank AG	8/22/16	2	—
RSD	6,657,000	EUR	53,868	Deutsche Bank AG	8/22/16	—	(13)
USD	1,883,747	PHP	88,880,000	Bank of America, N.A.	8/22/16	—	(3,390)
USD	361,395	RUB	24,815,170	Deutsche Bank AG	8/23/16	—	(12,630)
USD	643,056	RUB	44,097,582	Goldman Sachs International	8/23/16	—	(21,601)
USD	1,066,579	EUR	950,961	Goldman Sachs International	8/24/16	2,516	—
USD	124,621	EUR	111,112	Goldman Sachs International	8/24/16	294	—
USD	142,690	EUR	128,689	Goldman Sachs International	8/24/16	—	(1,304)
USD	123,781	EUR	112,518	Goldman Sachs International	8/24/16	—	(2,119)
USD	125,782	EUR	114,450	Goldman Sachs International	8/24/16	—	(2,280)
USD	1,867,661	TRY	5,710,000	Goldman Sachs International	8/29/16	—	(31,237)
USD	3,823,262	EUR	3,362,741	BNP Paribas	8/31/16	59,566	—
BRL	4,382,603	USD	1,192,935	Standard Chartered Bank	9/2/16	144,203	—
USD	1,226,933	BRL	4,382,603	Standard Chartered Bank	9/2/16	—	(110,205)
USD	66,412	TRY	198,795	Deutsche Bank AG	9/16/16	572	—
EUR	65,911	RSD	8,291,570	Deutsche Bank AG	9/21/16	—	(1,063)
RUB	78,807,250	USD	1,175,000	Deutsche Bank AG	9/27/16	2,210	—
MXN	32,509,844	USD	1,702,616	BNP Paribas	9/28/16	20,922	—
BRL	7,708,000	USD	2,306,472	BNP Paribas	10/4/16	23,706	—
RUB	132,625,000	USD	2,055,166	Deutsche Bank AG	10/19/16	—	(84,431)
USD	2,297,659	RUB	148,273,687	Deutsche Bank AG	10/19/16	94,393	—
EUR	141,938	USD	156,941	Standard Chartered Bank	10/27/16	2,324	—
USD	119,800	EUR	107,739	Standard Chartered Bank	10/27/16	—	(1,092)
USD	213,144	EUR	191,066	Standard Chartered Bank	10/27/16	—	(1,247)
USD	361,386	EUR	323,989	Standard Chartered Bank	10/27/16	—	(2,154)
USD	971,733	EUR	877,467	Standard Chartered Bank	10/27/16	—	(12,852)
USD	383,434	EUR	344,672	Standard Chartered Bank	11/2/16	—	(3,413)
USD	538,559	EUR	484,115	Standard Chartered Bank	11/2/16	—	(4,793)
MXN	25,929,768	USD	1,366,271	BNP Paribas	11/3/16	3,233	—
MXN	32,267,490	USD	1,752,658	Bank of America, N.A.	1/13/17	—	(61,790)
USD	1,760,941	MXN	32,267,490	Bank of America, N.A.	1/13/17	70,073	—

						$585,043	$(492,754)

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation

Interest Rate Futures
Euro-Bobl	3	Short	Sep-16	$(444,372)	$(448,330)	$(3,958)
U.S. 5-Year Deliverable Interest Rate Swap	40	Short	Sep-16	(4,148,813)	(4,179,375)	(30,562)
U.S. 10-Year Deliverable Interest Rate Swap	62	Short	Sep-16	(6,607,738)	(6,710,531)	(102,793)

						$(137,313)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Depreciation

CME Group, Inc.	MXN	34,000	Pays	Mexico Interbank TIIE 28 Day	6.08%		4/30/26	$(14,535)
CME Group, Inc.	MXN	24,805	Pays	Mexico Interbank TIIE 28 Day	6.09		6/30/26	(11,377)
CME Group, Inc.	MXN	7,639	Pays	Mexico Interbank TIIE 28 Day	6.19		7/20/26	(810)
CME Group, Inc.	MXN	13,615	Pays	Mexico Interbank TIIE 28 Day	6.19		7/20/26	(1,170)
LCH.Clearnet(1)	EUR	1,674	Receives	6-month Euro Interbank Offered Rate	0.50	(2)	9/21/21	(11,994)
LCH.Clearnet(1)	USD	1,004	Receives	3-month USD-LIBOR-BBA	1.37		7/14/26	(2,025)
LCH.Clearnet(1)	USD	392	Receives	3-month USD-LIBOR-BBA	1.50	(2)	9/21/18	(45)

								$(41,956)

(1)	Effective date, which represents the date on which the Fund and the counterparty to the interest rate swap begin interest payment accrual, is after July 31, 2016.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	88	Pays	Brazil CETIP Interbank Deposit Rate	13.10%	1/4/21	$2,711
Bank of America, N.A.	CNY	4,192	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(2,241)
Bank of America, N.A.	CNY	23,710	Pays	7-day China Fixing Repo Rates	2.37	7/8/18	(3,915)
Bank of America, N.A.	MXN	2,844	Pays	Mexico Interbank TIIE 28 Day	6.63	3/19/24	5,299
Barclays Bank PLC	BRL	3,922	Pays	Brazil CETIP Interbank Deposit Rate	11.72	1/4/21	(45,849)
BNP Paribas	BRL	20,577	Pays	Brazil CETIP Interbank Deposit Rate	15.56	1/2/18	316,996
Deutsche Bank AG	CNY	10,527	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(5,492)
Deutsche Bank AG	CNY	38,441	Pays	7-day China Fixing Repo Rates	2.45	1/29/21	(43,243)
Goldman Sachs International	RUB	61,104	Pays	3-month Moscow Prime Offered Rate	10.16	3/18/20	44,133
Goldman Sachs International	RUB	144,540	Pays	3-month Moscow Prime Offered Rate	10.40	11/9/20	185,956
Goldman Sachs International	RUB	200,000	Pays	3-month Moscow Prime Offered Rate	9.95	4/15/21	161,889
Standard Chartered Bank	CNY	12,205	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(6,524)

							$609,720

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Belarus	Deutsche Bank AG	$1,100	5.00	%(1)	12/20/16	6.35%	$543	$5,307	$5,850

Total		$1,100					$543	$5,307	$5,850

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2016, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $1,100,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Appreciation

Goldman Sachs International	9.51% on TRY 5,710,000 plus USD 1,881,384	3-month USD-LIBOR-BBA on USD 1,881,384 plus TRY 5,710,000	7/29/23	$85,570

				$85,570

*	The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Currency Abbreviations:

ALL	–	Albanian Lek
BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CNY	–	Yuan Renminbi
DOP	–	Dominican Peso
EUR	–	Euro
GEL	–	Georgian Lari
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee

KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
TRY	–	New Turkish Lira
USD	–	United States Dollar
ZMW	–	Zambian Kwacha

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Statement of Assets and Liabilities

Assets	July 31, 2016
Unaffiliated investments, at value (identified cost, $55,916,537)	$57,421,525
Affiliated investment, at value (identified cost, $3,093,838)	3,093,838
Cash	655,151
Restricted cash*	274,537
Foreign currency, at value (identified cost, $156,475)	157,785
Interest receivable	1,189,613
Interest receivable from affiliated investment	1,406
Due from broker for open reverse repurchase agreements	342,250
Receivable for investments sold	1,380,849
Receivable for Fund shares sold	9,033
Receivable for open forward foreign currency exchange contracts	585,043
Receivable for open swap contracts	808,404
Tax reclaims receivable	17,642
Receivable from affiliate	29,097
Total assets	$65,966,173

Liabilities
Payable for reverse repurchase agreements	$342,250
Payable for investments purchased	142,337
Payable for Fund shares redeemed	25,783
Payable for variation margin on open financial futures contracts	47,743
Payable for variation margin on open centrally cleared swap contracts	50,691
Payable for open forward foreign currency exchange contracts	492,754
Payable for open swap contracts	107,264
Premium received on open non-centrally cleared swap contracts	5,307
Payable to affiliate:
Investment adviser and administration fee	35,258
Distribution and service fees	8
Accrued foreign capital gains taxes	56,644
Accrued expenses	174,908
Total liabilities	$1,480,947
Net Assets	$64,485,226

Sources of Net Assets
Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 6,866,680 shares issued and outstanding	$6,867
Additional paid-in capital	65,296,908
Accumulated net realized loss	(2,726,507)
Accumulated net investment loss	(133,565)
Net unrealized appreciation	2,041,523
Total	$64,485,226

Class A Shares
Net Assets	$45,071
Shares Outstanding	4,797
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares outstanding)	$9.40
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.87

Class I Shares
Net Assets	$33,536
Shares Outstanding	3,561
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares outstanding)	$9.42

Class R6 Shares
Net Assets	$64,406,619
Shares Outstanding	6,858,322
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares outstanding)	$9.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open derivative contracts.

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Statement of Operations

Investment Income	Year Ended July 31, 2016
Interest (net of foreign taxes, $31,646)	$3,971,935
Interest allocated from affiliated investment	14,770
Expenses allocated from affiliated investment	(625)
Total investment income	$3,986,080

Expenses
Investment adviser and administration fee	$343,673
Distribution and service fees
Class A	73
Directors’ fees and expenses	3,399
Custodian fee	145,503
Transfer and dividend disbursing agent fees	1,179
Legal and accounting services	107,436
Printing and postage	10,117
Registration fees	73,294
Miscellaneous	23,994
Total expenses	$708,668
Deduct —
Reduction of custodian fee	$4
Allocation of expenses to affiliate	257,971
Total expense reductions	$257,975

Net expenses	$450,693

Net investment income	$3,535,387

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,694,678)
Investment transactions allocated from affiliated investment	12
Financial futures contracts	(1,185,787)
Swap contracts	(273,016)
Foreign currency and forward foreign currency exchange contract transactions	(1,579,491)
Non-deliverable bond forward contracts	(39,290)
Net realized loss	$(4,772,250)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $55,968 in accrued foreign capital gains taxes)	$3,952,192
Financial futures contracts	150,463
Swap contracts	775,565
Foreign currency and forward foreign currency exchange contracts	305,974
Non-deliverable bond forward contracts	(12,841)
Net change in unrealized appreciation (depreciation)	$5,171,353

Net realized and unrealized gain	$399,103

Net increase in net assets from operations	$3,934,490

15	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$3,535,387	$2,860,252
Net realized loss from investment transactions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(4,772,250)	(2,094,444)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	5,171,353	(3,103,045)
Net increase (decrease) in net assets from operations	$3,934,490	$(2,337,237)
Distributions to shareholders —
From net investment income
Class A	$(14)	$—
Class I	(184)	—
Class R6	(755,377)	(1,845,761)
Total distributions to shareholders	$(755,575)	$(1,845,761)
Transactions in common shares —
Proceeds from sale of shares
Class A	$95,118	$—
Class I	61,627	—
Class R6	13,263,826	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14	—
Class I	184	—
Class R6	755,377	1,845,761
Cost of shares redeemed
Class A	(54,259)	—
Class I	(28,764)	—
Class R6	(927,332)	—
Net increase in net assets from Fund share transactions	$13,165,791	$1,845,761

Net increase (decrease) in net assets	$16,344,706	$(2,337,237)

Net Assets
At beginning of year	$48,140,520	$50,477,757
At end of year	$64,485,226	$48,140,520

Accumulated undistributed net investment income (loss) included in net assets
At end of year	$(133,565)	$467,534

16	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Financial Highlights

	Class A
	Period Ended July 31, 2016(1)
Net asset value — Beginning of period	$8.730

Income (Loss) From Operations
Net investment income(2)	$0.544
Net realized and unrealized gain	0.244

Total income from operations	$0.788

Less Distributions
From net investment income	$(0.118)

Total distributions	$(0.118)

Net asset value — End of period	$9.400

Total Return(3)	9.16	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.15	%(6)
Net investment income	6.74	%(6)
Portfolio Turnover	85	%(7)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.15% of average daily net assets for the period from commencement of operations on September 3, 2015 to July 31, 2016). Absent this reimbursement, total return would be lower.

(6)	Annualized.

(7)	For the year ended July 31, 2016.

17	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Financial Highlights — continued

	Class I
	Period Ended July 31, 2016(1)
Net asset value — Beginning of period	$8.730

Income (Loss) From Operations
Net investment income(2)	$0.560
Net realized and unrealized gain	0.270

Total income from operations	$0.830

Less Distributions
From net investment income	$(0.140)

Total distributions	$(0.140)

Net asset value — End of period	$9.420

Total Return(3)	9.67	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.90	%(6)
Net investment income	6.84	%(6)
Portfolio Turnover	85	%(7)

(1)	For the period from commencement of operations on September 3, 2015 to July 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.15% of average daily net assets for the period from commencement of operations on September 3, 2015 to July 31, 2016). Absent this reimbursement, total return would be lower.

(6)	Annualized.

(7)	For the year ended July 31, 2016.

18	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Financial Highlights — continued

	Class R6
	Year Ended July 31,				Period Ended July 31, 2013(1)
	2016		2015	2014
Net asset value — Beginning of period	$9.060		$9.880	$9.610	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.591		$0.546	$0.452	$0.173
Net realized and unrealized gain (loss)	(0.119	)(3)	(1.005)	0.169	(0.563)

Total income (loss) from operations	$0.472		$(0.459)	$0.621	$(0.390)

Less Distributions
From net investment income	$(0.142)		$(0.361)	$(0.329)	$—
From net realized gain	—		—	(0.022)	—

Total distributions	$(0.142)		$(0.361)	$(0.351)	$—

Net asset value — End of period	$9.390		$9.060	$9.880	$9.610

Total Return(4)	5.37%		(4.55)%	6.64%	(3.90	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,407		$48,141	$50,478	$14,518
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.85%		0.85%	0.85%	0.85	%(8)
Net investment income	6.68%		5.82%	4.66%	3.58	%(8)
Portfolio Turnover	85%		74%	90%	0	%(5)

(1)	For the period from commencement of operations on February 4, 2013 to July 31, 2013.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.49%, 0.43%, 1.01% and 2.16% of average daily net assets for the years ended July 31, 2016, 2015 and 2014 and the period from commencement of operations on February 4, 2013 to July 31, 2013, respectively). Absent this reimbursement, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

19	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. Effective September 3, 2015, the Fund designated its existing shares as Class R6 and established two new classes of shares named Class A and Class I. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Directors of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

20

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of July 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee that may be reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective September 1, 2015, SSBT began imposing fees on certain uninvested cash balances and discontinued credits on cash deposit balances.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At July 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Fund may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party

21

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

(CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

N  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

O  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the

22

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2016 and July 31, 2015 was as follows:

	Year Ended July 31,
	2016	2015

Distributions declared from:
Ordinary income	$755,575	$1,845,761

During the year ended July 31, 2016, accumulated net realized loss was decreased by $3,349,306, accumulated undistributed net investment income was decreased by $3,380,911 and paid-in capital was increased by $31,605 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization, accretion of market discount and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of July 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$300,995
Deferred capital losses	$(2,447,630)
Net unrealized appreciation	$1,328,086

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, tax straddle transactions, investments in partnerships, premium amortization and accretion of market discount.

At July 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $2,447,630 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at July 31, 2016, $955,105 are short term and $1,492,525 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at July 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$59,544,994

Gross unrealized appreciation	$2,051,604
Gross unrealized depreciation	(1,081,235)

Net unrealized appreciation	$970,369

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended July 31, 2016, the investment adviser and administration fee amounted to $343,673 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement may be changed or

23

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

terminated after November 30, 2016. Pursuant to this agreement, EVM was allocated $257,971 of the Fund’s operating expenses for the year ended July 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2016, EVM earned $84 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no sales charge on sales of Class A shares for the year ended July 31, 2016. EVD also received distribution and service fees from Class A shares (see Note 4).

Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2016, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2016 amounted to $73 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2016, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $57,864,412 and $38,254,780, respectively, for the year ended July 31, 2016.

7  Common Shares

The Corporation’s Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:

Class A	Period Ended July 31, 2016(1)

Sales	10,605
Issued to shareholders electing to receive payments of distributions in Fund shares	1
Redemptions	(5,809)

Net increase	4,797

24

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

Class I	Period Ended July 31, 2016(1)

Sales	6,856
Issued to shareholders electing to receive payments of distributions in Fund shares	22
Redemptions	(3,317)

Net increase	3,561

	Year Ended July 31,
Class R6	2016	2015

Sales	1,557,480	—
Issued to shareholders electing to receive payments of distributions in Fund shares	88,452	208,561
Redemptions	(103,423)	—

Net increase	1,542,509	208,561

(1)	Class A and Class I commenced operations on September 3, 2015.

At July 31, 2016, Eaton Vance Short Duration Strategic Income Fund, an Eaton Vance collective investment trust and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 99.8% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2016 is included in the Portfolio of Investments. At July 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps, cross-currency swaps and non-deliverable bond forward contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $600,018. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $251,919 at July 31, 2016.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in

25

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2016 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Receivable for open forward foreign currency exchange contracts	$—	$585,043	$—	$585,043
Receivable for open swap contracts; Premium received on open non-centrally cleared swap contracts	543	—	802,554	803,097

Total Asset Derivatives subject to master netting or similar agreements	$543	$585,043	$802,554	$1,388,140

Net unrealized depreciation*	$—	$—	$(179,269)	$(179,269)
Payable for open forward foreign currency exchange contracts	—	(492,754)	—	(492,754)
Payable for open swap contracts	—	—	(107,264)	(107,264)

Total Liability Derivatives	$—	$(492,754)	$(286,533)	$(779,287)

Derivatives not subject to master netting or similar agreements	$—	$—	$(179,269)	$(179,269)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(492,754)	$(107,264)	$(600,018)

*	Amount represents cumulative unrealized depreciation on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$78,083	$(71,336)	$—	$—	$6,747
BNP Paribas	552,224	(52,301)	(297,527)	—	202,396
Deutsche Bank AG	101,814	(101,814)	—	—	—
Goldman Sachs International	483,571	(68,285)	(280,401)	—	134,885
Standard Chartered Bank	172,448	(158,694)	—	—	13,754

	$1,388,140	$(452,430)	$(577,928)	$—	$357,782

26

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(71,336)	$71,336	$—	$—	$—
Barclays Bank PLC	(45,849)	—	45,849	—	—
BNP Paribas	(52,301)	52,301	—	—	—
Deutsche Bank AG	(203,553)	101,814	—	—	(101,739)
Goldman Sachs International	(68,285)	68,285	—	—	—
Standard Chartered Bank	(158,694)	158,694	—	—	—

	$(600,018)	$452,430	$45,849	$—	$(101,739)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at July 31, 2016 is included at Note 10.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2016 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$(1,185,787)
Swap contracts	126,955	—	(399,971)
Foreign currency and forward foreign currency exchange contract transactions	—	(1,447,340)	—
Non-deliverable bond forward contracts	—	—	(39,290)

Total	$126,955	$(1,447,340)	$(1,625,048)

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$150,463
Swap contracts	5,850	—	769,715
Foreign currency and forward foreign currency exchange contracts	—	317,311	—
Non-deliverable bond forward contracts	—	—	(12,841)

Total	$5,850	$317,311	$907,337

The average notional amounts of derivative contracts outstanding during the year ended July 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Swap Contracts

$15,589,000	$38,732,000	$254,000	$23,750,000

27

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2016.

On September 2, 2016, the Fund renewed its line of credit agreement, which expires September 1, 2017. Under the terms of the renewed credit agreement, the commitment amount was changed to $545 million and the commitment fee on the unused portion of the line of credit was changed to an annual rate of 0.15%.

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of July 31, 2016 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest	Non-U.S. Sovereign Debt Securities Pledged as Collateral

JPMorgan Chase Bank, N.A.	7/27/16	On Demand	(0.20)%	$342,250	$342,250	$401,880

Total					$342,250	$401,880

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended July 31, 2016, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were approximately $289,000 and (0.52)%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at July 31, 2016. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at July 31, 2016.

11  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

28

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$53,289,940	$—	$53,289,940
Foreign Corporate Bonds	—	2,058,990	—	2,058,990
Sovereign Loans (Less Unfunded Loan Commitments)	—	259,350	621,925	881,275
Short-Term Investments —
Foreign Government Securities	—	191,643	—	191,643
U.S. Treasury Obligations	—	999,677	—	999,677
Other	—	3,093,838	—	3,093,838

Total Investments	$—	$59,893,438	$621,925	$60,515,363

Forward Foreign Currency Exchange Contracts	$—	$585,043	$—	$585,043
Swap Contracts	—	803,097	—	803,097

Total	$—	$61,281,578	$621,925	$61,903,503

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(492,754)	$—	$(492,754)
Futures Contracts	(137,313)	—	—	(137,313)
Swap Contracts	—	(149,220)	—	(149,220)

Total	$(137,313)	$(641,974)	$—	$(779,287)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended July 31, 2016 is not presented. At July 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of July 31, 2016, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Debt Opportunities Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2016

30

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

31

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 26, 2016, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2016. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized groups of peer funds identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

32

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2016, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, sixteen, four, nine and eleven times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Emerging Markets Debt Opportunities Fund (formerly Eaton Vance Institutional Emerging Markets Debt Fund) (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment professionals in investing in securities, derivatives and other instruments to establish long and short investment exposures to emerging markets, and investing in derivatives to establish short investment exposure to the euro. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

33

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-year period ended September 30, 2015 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2015, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

34

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Management and Organization

Fund Management.  The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Director oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Director and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Corporation	Director Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director

Thomas E. Faust Jr. 1958	Director	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Corporation.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Directors

Scott E. Eston 1956	Director	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Directors that he intends to retire as a Director of all Eaton Vance funds at a mutually convenient time in 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Director	2016

Private investor. Formerly, held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Director	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Director	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

35

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Director Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)

Valerie A. Mosley 1960	Director	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Director	2016 (Chairperson); 2003 (Director)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Director	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Director	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Director	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Director	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Director retirement policy, Mr. Verni is currently expected to retire as a Director of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

36

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Director Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)

Scott E. Wennerholm(3) 1959	Director	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Director for a fund in the Eaton Vance family of funds. Each Director has served continuously since appointment unless indicated otherwise.

(2)

During their respective tenures, the Directors (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Directors effective September 1, 2016.

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance Family of Funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds (the “Funds”) within the Eaton Vance Funds’ investment company complex implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee that it believes that, in light of the facts surrounding its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within D&T’s audit engagement has not been impaired. D&T has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the no-action letter appear to be met with respect to D&T’s lending relationships described above. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2015 and July 31, 2016 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund

Fiscal Years Ended	7/31/15	7/31/16
Audit Fees	$81,820	$82,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,016	$18,503
All Other Fees(3)	$0	$0

Total	$98,836	$101,423

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2015 and July 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/15	7/31/16
Registrant	$17,016	$18,503
Eaton Vance(1)	$46,000	$56,434

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 19, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 19, 2016